UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

UWHARRIE CAPITAL CORP

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704-983-6181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)

Uwharrie Capital Corp (the “Company”) was notified that Dixon Hughes Goodman LLP (“DHG”), the Company’s independent registered public accounting firm, merged with BKD, LLP (“BKD”) on June 1, 2022, and that the combined practice now operates under the name FORVIS, LLP (“FORVIS”).

DHG’s reports on the Company’s financial statements for the fiscal years ended December 31, 2020 and December 31, 2021, and for each of the years in the three-year period ending December 31, 2021, do not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Audit Committee of the Company’s Board of Directors previously appointed DHG as the Company’s independent registered public accounting firm. This appointment continues with respect to FORVIS as the successor by merger to DHG.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2021, and during the period from December 31, 2021 until the subsequent period through the date of this Current Report on Form 8-K, there were no disagreements with DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has provided a copy of this Current Report on Form 8-K to FORVIS, as successor to DHG, and asked that FORVIS furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company in response to Item 304(a) of SEC Regulation S-K. The Company has included that letter as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2021, and during the period from December 31, 2021 until June 1, 2022, the date of DHG’s merger with BKD, neither the Company nor anyone on its behalf consulted with BKD prior to its merger with DHG regarding the application of accounting principles to a specified transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter or reportable event listed in Items 304(a)(2)(i) or (ii) of SEC Regulation S-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter of Dixon Hughes Goodman LLP to the United States Securities and Exchange Commission, dated June 2, 2022

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UWHARRIE CAPITAL CORP

Date: June 2, 2022	By:	/s/ Heather H. Almond
Heather H. Almond
Principal Financial Officer